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                                                                  Exhibit 99(d)

SCHEDULE I

The documents listed below under the heading "[NW 1997 H] N508XJ"
(hereinafter referred to as the "H Documents") and the documents listed below under the heading "[NW 1997 I] N509XJ" (hereinafter referred to the "I Documents") have been provided in this filing.

The corresponding documents listed below under the heading "[NW 1997 G] N507XJ" (hereinafter referred to as the "G Documents") are substantially identical in all material respects to the I Documents with the following exceptions: (i) the date of the G Documents is "as of December 23, 1997" and the date of the I Documents is "as of February 3, 1998"; (ii) conforming changes have been made to reflect the appropriate deal designation (i.e., 1997 G, 1997 H, 1997 I, etc.) and the United States registration number of the aircraft (i.e., N507XJ, N508XJ, N509XJ etc.), (iii) the amounts set forth on Schedule II (Commitments) to each Participation Agreement differ, and (iv) the tables of Secured Certificates Amortization attached to Schedule I of each Trust Indenture and Security Agreement differ.

[NW 1997 G] N507XJ

Amended and Restated Participation Agreement [NW 1997 G], dated as of December 23, 1997, among Northwest Airlines, Inc., Lessee; Northwest Airlines Corporation, Guarantor; the Owner Participant named therein, Owner Participant; State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements; First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee; State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent; and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee.

Lease Agreement [NW 1997 G], dated as of December 23, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee, and Northwest Airlines, Inc., Lessee.

Amended and Restated Guarantee [NW 1997 G], dated as of December 23, 1997, from Northwest Airlines Corporation.

Trust Indenture and Security Agreement [NW 1997 G], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.

First Amendment to Trust Indenture and Security Agreement [NW 1997 G], dated as of December 23, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.


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Amended and Restated Trust Agreement [NW 1997 G], dated as of December 23,
1997, between the Owner Participant, Owner Participant, and First Security Bank, National Association, Owner Trustee.

Purchase Agreement Assignment [NW 1997 G], dated as of December 23, 1997, between Northwest Airlines, Inc., Assignor, and First Security Bank, National Association, Assignee.

Consent and Agreement [NW 1997 G], dated as of December 23, 1997, from Aero International (Regional), acting as agent for and on behalf of British Aerospace (Operations) Limited.

[NW 1997 H] N508XJ

Amended and Restated Participation Agreement [NW 1997 H], dated as of December 29, 1997, among Northwest Airlines, Inc., Lessee; Northwest Airlines Corporation, Guarantor; the Owner Participant named therein, Owner Participant; State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements; First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee; State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent; and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee.

Lease Agreement [NW 1997 H], dated as of December 29, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee, and Northwest Airlines, Inc., Lessee.

Amended and Restated Guarantee [NW 1997 H], dated as of December 29, 1997, from Northwest Airlines Corporation.

Trust Indenture and Security Agreement [NW 1997 H], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.

First Amendment to Trust Indenture and Security Agreement [NW 1997 H], dated as of December 29, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.

Amended and Restated Trust Agreement [NW 1997 H], dated as of December 29, 1997, between the Owner Participant, Owner Participant, and First Security Bank, National Association, Owner Trustee.

Purchase Agreement Assignment [NW 1997 H], dated as of December 29, 1997, between Northwest Airlines, Inc., Assignor, and First Security Bank, National Association, Assignee.


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Consent and Agreement [NW 1997 H], dated as of December 29, 1997, from Aero
International (Regional), acting as agent for and on behalf of British Aerospace (Operations) Limited.

[NW 1997 I] N509XJ

Amended and Restated Participation Agreement [NW 1997 I], dated as of February 3, 1998, among Northwest Airlines, Inc., Lessee; Northwest Airlines Corporation, Guarantor; the Owner Participant named therein, Owner Participant; State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements; First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee; State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent; and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee.

Lease Agreement [NW 1997 I], dated as of February 3, 1998, between First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee, and Northwest Airlines, Inc., Lessee.

Amended and Restated Guarantee [NW 1997 I], dated as of February 3, 1998, from Northwest Airlines Corporation.

Trust Indenture and Security Agreement [NW 1997 I], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.

First Amendment to Trust Indenture and Security Agreement [NW 1997 I], dated as of February 3, 1998, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.

Amended and Restated Trust Agreement [NW 1997 I], dated as of February 3, 1998, between the Owner Participant, Owner Participant, and First Security Bank, National Association, Owner Trustee.

Purchase Agreement Assignment [NW 1997 I], dated as of February 3, 1998, between Northwest Airlines, Inc., Assignor, and First Security Bank, National Association, Assignee.

Consent and Agreement [NW 1997 I], dated as of February 3, 1998, from Aero International (Regional), acting as agent for and on behalf of British Aerospace (Operations) Limited.


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